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Exhibit 32.1

Certification of the Chief Executive Officer and Chief Financial Officer of Bentley Communications Corp. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Bentley Communications Corp. (the "Company") for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Bruce Kamm, Chief Executive Officer and Chief Financial Officer of Bentley Communications Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2005

                                      /s/ Bruce Kamm
                                      ----------------
                                      Bruce Kamm
                                      Chief Executive Officer

                                      /s/ Bruce Kamm
                                      -----------------
                                      Bruce Kamm
                                      Chief Financial Officer